                                 EXHIBIT 10.11


                        SUPPLEMENT TO FORM OF AGREEMENTS
                      PERTAINING TO 1992 STOCK OPTION PLAN

                                                      NON-EMPLOYEE BOARD MEMBERS



                              MYCOGEN CORPORATION




                              Special Supplement

                                      to

                 January 25, 1993 Plan Summary and Prospectus

                                      for

                            1992 Stock Option Plan




                                   The date of this Supplement is March 24, 1997

THIS DOCUMENT CONSTITUTES PART OF THE OFFICIAL PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

     Mycogen Corporation (the "Corporation") has previously prepared and distributed the Official Prospectus (the "Prospectus") for the Mycogen Corporation 1992 Stock Option Plan (the "Plan"). The Prospectus is dated January 25, 1993 and has been updated by one or more special supplements. The Prospectus as so updated summarizes the terms and conditions under which shares of the Corporation's common stock (the "Common Stock") are to be offered under the Plan. If you have misplaced your copy of the Prospectus or any of the supplements, or otherwise wish to obtain new copies, you should contact the Corporate Secretary at the Corporation's headquarters at 5501 Oberlin Drive, San Diego, California 92121-1718. The telephone number at the executive offices is
(619) 453-8030.

     The purpose of this new Supplement is to (i) inform you of the recent amendments to the Plan that were approved by the stockholders at the Corporation's 1996 Annual Meeting held on December 12, 1996, (ii) update the information in the Prospectus pertaining to the short-swing trading provisions of Section 16 of the 1934 Securities Exchange Act, as amended (the "1934 Act"), in order to reflect the changes to those provisions made by the Securities and Exchange Commission (the "SEC") effective November 1, 1996, and (iii) provide you with information concerning certain changes in the Federal income tax laws which may have an impact upon transactions conducted under the Plan.


                            AMENDMENTS TO THE PLAN
                            ----------------------

     Share Increase. The number of shares of Common Stock authorized for issuance under the Plan has been increased by two million (2,000,000) additional shares. Accordingly, the maximum number of shares of Common Stock issuable over the term of the Plan has been increased to 7,566,719 shares.

     Director Option Grants. The number of shares of Common Stock subject to the annual stock option grants to be made to certain non-employee Board members pursuant to the provisions of the Automatic Option Grant Program has been increased from 5,000 shares to 7,500 shares. As a result, each non-employee Board member who is not an officer or other executive of DowElanco will receive an automatic option grant for 7,500-shares of Common Stock at each annual stockholders meeting at such individual is re-elected to the Board, beginning with the 1996 Annual Meeting. However, non-employee Board members who are officers or other executives of DowElanco will continue to receive an automatic option grant for only 5,000 shares at each annual stockholders meeting at which they are re-elected to the Board.


                              SECTION 16 CHANGES
                              ------------------

     Section 16(b) of the 1934 Act requires the Corporation to recover any profit realized by any officer, Board member or beneficial owner of more than ten percent (10%) of the outstanding Common Stock (a "Section 16 Insider") from any purchase and sale, or sale and purchase, of such Common Stock made within a period of less than six (6) months.

     The SEC has recently issued a series of revised rules under Section 16(b) of the 1934 Act which govern the short-swing liability treatment of certain transactions effected by a Section 16 Insider under equity incentive plans such as the Plan. The application of the new rules to Plan transactions may be summarized as follows.

     Option Grant.  The receipt of an option grant will not be treated as a
     ------------
"purchase" of the underlying option shares for short-swing liability purposes.

     Option Exercise.  The exercise of an option under the Plan will be an
     ---------------
exempt transaction and will not be treated as a "purchase" of the acquired shares for short-swing liability purposes.

     Delivery of Shares.  The delivery of shares of Common Stock in payment of
     ------------------
the exercise price will be an exempt transaction for short-swing liability purposes.

     Sale of Shares.  The sale of shares acquired under the Plan will be treated
     --------------
as a "sale" for short-swing liability purposes and will be matched with any non-exempt purchases of Common Stock (e.g. open-market purchases) made within six
(6) months before or after the date of such sale.

     Reporting Requirements

     The receipt of an option grant must be reported by the Section 16 Insider on the annual Form 5 required to be filed by the such individual within forty-five (45) days after the close of the Corporation's fiscal year in which such option is granted and may be reported on any earlier-filed Form 4. However, the receipt of an option grant must in all events be reported on or before the due date for the Form 4 in which the exercise of that option must be reported.

     The exercise of the option must be reported on a Form 4 filed within ten
(10) days after the close of the calendar month in which such exercise occurs. If the exercise price is paid with shares of Common Stock, then the disposition of those shares should also be reported on the same Form 4.

     The sale of Common Stock must be reported on a Form 4 filed within ten (10) days after the close of the calendar month in which the sale is effected.

     As an officer or director of the Corporation, you should consult with counsel before offering for sale any shares of Common Stock acquired under the Plan in order to assure your compliance with Section 16 and all other applicable provisions of Federal and state securities laws.


                          FEDERAL INCOME TAX CHANGES
                          --------------------------

     The changes in Federal income tax laws that will have an impact upon transactions conducted under the Plan are summarized as follows:

     Regular Tax Rates. Ordinary income is subject to a maximum Federal tax rate of 39.6% on taxable income in excess of $271,050 ($135,525 for a married taxpayer filing a separate return). The applicable $271,050 or $135,525 threshold is subject to cost-of-living adjustments in taxable years beginning after December 31, 1997. Long-term capital gains are taxed at the same rates as ordinary income, subject to a maximum rate of 28%. Certain limitations are imposed upon a taxpayer's itemized deductions, and the personal exemptions claimed by the taxpayer are subject to phase-out. These limitations may result in the taxation of ordinary income at an effective top marginal rate in excess of 39.6%.

     For the tax year ending December 31, 1997, itemized deductions are reduced by 3% of the amount by which the taxpayer's adjusted gross income for the year exceeds $121,200 ($60,600 for a married taxpayer filing a separate return). However, the reduction may not exceed 80% of the total itemized deductions (excluding medical expenses, casualty and theft losses, and certain investment interest expense) claimed by the taxpayer. The applicable $121,200 or $60,600 threshold is subject to cost-of-living adjustments in taxable years beginning after December 31, 1997.

     In addition, the deduction for personal exemptions claimed by the taxpayer is reduced by 2% for each $2,500 ($1,250 for a married taxpayer filing a separate return) or fraction thereof by which the taxpayer's adjusted gross income for the year exceeds a specified threshold amount. The applicable thresholds for 1997 are $181,800 for married taxpayers filing joint returns (and in certain instances, surviving spouses), $151,500 for heads of households, $121,200 for single taxpayers and $90,900 for married taxpayers filing separate returns. Accordingly, the deduction is completely eliminated for any taxpayer whose adjusted gross income for the year exceeds the applicable threshold amount by more than $122,500. The threshold amounts will be subject to cost-of-living adjustments in taxable years beginning after December 31, 1997.

     Further information concerning the tax treatment of your Plan transactions, please see the section of the Prospectus entitled Questions and Answers on Federal Tax Consequences.

                                                             SECTION 16 INSIDERS

                              MYCOGEN CORPORATION




                              Special Supplement

                                      to

                 December 9, 1992 Plan Summary and Prospectus

                                      for

                            1992 Stock Option Plan




                                   The date of this Supplement is March 24, 1997

THIS DOCUMENT CONSTITUTES PART OF THE OFFICIAL PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

     Mycogen Corporation (the "Corporation") has previously prepared and distributed the Official Prospectus (the "Prospectus") for the Mycogen Corporation 1992 Stock Option Plan (the "Plan"). The Prospectus is dated December 9, 1992 and has been updated by one or more special supplements. The Prospectus as so updated summarizes the terms and conditions under which shares of the Corporation's common stock (the "Common Stock") are to be offered under the Plan. If you have misplaced your copy of the Prospectus or any of the supplements, or otherwise wish to obtain new copies, you should contact the Corporate Secretary at the Corporation's headquarters at 5501 Oberlin Drive, San Diego, California 92121-1718. The telephone number at the executive offices is
(619) 453-8030.

     The purpose of this new Supplement is to (i) inform you of a share increase to the Plan that was approved by the stockholders at the Corporation's 1996 Annual Meeting, (ii) update the information in the Prospectus pertaining to the short-swing trading provisions of Section 16 of the 1934 Securities Exchange Act, as amended (the "1934 Act"), in order to reflect the changes to those provisions made by the Securities and Exchange Commission (the "SEC") effective November 1, 1996, and (iii) provide you with information concerning certain changes in the Federal income tax laws which may have an impact upon transactions conducted under the Plan.

                             AMENDMENT TO THE PLAN
                             ---------------------

     On December 12, 1996, the Corporation's stockholders approved an amendment to the Plan to increase the number of shares of Common Stock authorized for issuance under the Plan by an additional two million (2,000,000) shares. Accordingly, the maximum number of shares of Common Stock issuable over the term of the Plan has been increased to 7,566,719 shares.


                              SECTION 16 CHANGES
                              ------------------

     Section 16(b) of the 1934 Act requires the Corporation to recover any profit realized by any officer, Board member or beneficial owner of more than ten percent (10%) of the outstanding Common Stock (a "Section 16 Insider") from any purchase and sale, or sale and purchase, of such Common Stock made within a period of less than six (6) months.

     The SEC has recently issued a series of revised rules under Section 16(b) of the 1934 Act which govern the short-swing liability treatment of certain transactions effected by a Section 16 Insider under equity incentive plans such as the Plan. The application of the new rules to Plan transactions may be summarized as follows.

     Option Grant.  The receipt of an option grant will not be treated as a
     ------------
"purchase" of the underlying option shares for short-swing liability purposes.

     Option Exercise.  The exercise of an option under the Plan will be an
     ---------------
exempt transaction and will not be treated as a "purchase" of the acquired shares for short-swing liability purposes.

     Delivery of Shares.  The delivery of shares of Common Stock in payment of
     ------------------
the exercise price will be an exempt transaction for short-swing liability purposes.

     Sale of Shares.  The sale of shares acquired under the Plan will be treated
     --------------
as a "sale" for short-swing liability purposes and will be matched with any non-exempt purchases of Common Stock (e.g. open-market purchases) made within six
(6) months before or after the date of such sale.

     Reporting Requirements

     The receipt of an option grant must be reported by the Section 16 Insider on the annual Form 5 required to be filed by the such individual within forty-five (45) days after the close of the Corporation's fiscal year in which such option is granted and may be reported on any earlier-filed Form 4. However, the receipt of an option grant must in all events be reported on or before the due date for the Form 4 in which the exercise of that option must be reported.

     The exercise of the option must be reported on a Form 4 filed within ten
(10) days after the close of the calendar month in which such exercise occurs. If the exercise price is paid with shares of Common Stock, then the disposition of those shares should also be reported on the same Form 4.

     The sale of Common Stock must be reported on a Form 4 filed within ten (10) days after the close of the calendar month in which the sale is effected.

     As an officer or director of the Corporation, you should consult with counsel before offering for sale any shares of Common Stock acquired under the Plan in order to assure your compliance with Section 16 and all other applicable provisions of Federal and state securities laws.

                          FEDERAL INCOME TAX CHANGES
                          --------------------------

     The changes in Federal income tax laws that will have an impact upon transactions conducted under the Plan are summarized as follows:

     Regular Tax Rates. Ordinary income is subject to a maximum Federal tax rate of 39.6% on taxable income in excess of $271,050 ($135,525 for a married taxpayer filing a separate return). The applicable $271,050 or $135,525 threshold is subject to cost-of-living adjustments in taxable years beginning after December 31, 1997. Long-term capital gains are taxed at the same rates as ordinary income, subject to a maximum rate of 28%. Certain limitations are imposed upon a taxpayer's itemized deductions, and the personal exemptions claimed by the taxpayer are subject to phase-out. These limitations may result in the taxation of ordinary income at an effective top marginal rate in excess of 39.6%.

     For the tax year ending December 31, 1997, itemized deductions are reduced by 3% of the amount by which the taxpayer's adjusted gross income for the year exceeds $121,200 ($60,600 for a married taxpayer filing a separate return). However, the reduction may not exceed 80% of the total itemized deductions (excluding medical expenses, casualty and theft losses, and certain investment interest expense) claimed by the taxpayer. The applicable $121,200 or $60,600 threshold is subject to cost-of-living adjustments in taxable years beginning after December 31, 1997.

     In addition, the deduction for personal exemptions claimed by the taxpayer is reduced by 2% for each $2,500 ($1,250 for a married taxpayer filing a separate return) or fraction thereof by which the taxpayer's adjusted gross income for the year exceeds a specified threshold amount. The applicable thresholds for 1997 are $181,800 for married taxpayers filing joint returns (and in certain instances, surviving spouses), $151,500 for heads of households, $121,200 for single taxpayers and $90,900 for married taxpayers filing separate returns. Accordingly, the deduction is completely eliminated for any taxpayer whose adjusted gross income for the year exceeds the applicable threshold amount by more than $122,500. The threshold amounts will be subject to cost-of-living adjustments in taxable years beginning after December 31, 1997.

     Further information concerning the tax treatment of your Plan transactions, please see the section of the Prospectus entitled Questions and Answers on Federal Tax Consequences.

                                                       EMPLOYEES AND CONSULTANTS




                              MYCOGEN CORPORATION




                              Special Supplement

                                      to

                 December 9, 1992 Plan Summary and Prospectus

                                      for

                            1992 Stock Option Plan




                                   The date of this Supplement is March 24, 1997

THIS DOCUMENT CONSTITUTES PART OF THE OFFICIAL PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

     Mycogen Corporation (the "Corporation") has previously prepared and distributed the Official Prospectus (the "Prospectus") for the Mycogen Corporation 1992 Stock Option Plan (the "Plan"). The Prospectus is dated December 9, 1992 and has been updated by one or more special supplements. The Prospectus as so updated summarizes the terms and conditions under which shares of the Corporation's common stock (the "Common Stock") are to be offered under the Plan. If you have misplaced your copy of the Prospectus or any of the supplements, or otherwise wish to obtain new copies, you should contact the Corporate Secretary at the Corporation's headquarters at 5501 Oberlin Drive, San Diego, California 92121-1718. The telephone number at the executive offices is
(619) 453-8030.

     The purpose of this new Supplement is to (i) inform you of a share increase to the Plan that was approved by the stockholders at the Corporation's 1996 Annual Meeting, and (ii) provide you with information concerning certain changes in the Federal income tax laws which may have an impact upon transactions conducted under the Plan.


                             AMENDMENT TO THE PLAN
                             ---------------------

     On December 12, 1996, the Corporation's stockholders approved an amendment to the Plan to increase the number of shares of Common Stock authorized for issuance under the Plan by an additional two million (2,000,000) shares. Accordingly, the maximum number of shares of Common Stock issuable over the term of the Plan has been increased to 7,566,719 shares.


                          FEDERAL INCOME TAX CHANGES
                          --------------------------

     The changes in Federal income tax laws that will have an impact upon transactions conducted under the Plan are summarized as follows:

     Regular Tax Rates. Ordinary income is subject to a maximum Federal tax rate of 39.6% on taxable income in excess of $271,050 ($135,525 for a married taxpayer filing a separate return). The applicable $271,050 or $135,525 threshold is subject to cost-of-living adjustments in taxable years beginning after December 31, 1997. Long-term capital gains are taxed at the same rates as ordinary income, subject to a maximum rate of 28%. Certain limitations are imposed upon a taxpayer's itemized deductions, and the personal exemptions claimed by the taxpayer are subject to phase-out. These limitations may result in the taxation of ordinary income at an effective top marginal rate in excess of 39.6%.

     For the tax year ending December 31, 1997, itemized deductions are reduced by 3% of the amount by which the taxpayer's adjusted gross income for the year exceeds $121,200 ($60,600 for a married taxpayer filing a separate return). However, the reduction may not exceed 80% of the total itemized deductions (excluding medical expenses, casualty and theft losses, and certain investment interest expense) claimed by the taxpayer. The applicable $121,200 or $60,600 threshold is subject to cost-of-living adjustments in taxable years beginning after December 31, 1997.

     In addition, the deduction for personal exemptions claimed by the taxpayer is reduced by 2% for each $2,500 ($1,250 for a married taxpayer filing a separate return) or fraction thereof by which the taxpayer's adjusted gross income for the year exceeds a specified threshold amount. The applicable thresholds for 1997 are $181,800 for married taxpayers filing joint returns (and in certain instances, surviving spouses), $151,500 for heads of households, $121,200 for single taxpayers and $90,900 for married taxpayers filing separate returns. Accordingly, the deduction is completely eliminated for any taxpayer whose adjusted gross income for the year exceeds the applicable threshold amount by more than $122,500. The threshold amounts will be subject to cost-of-living adjustments in taxable years beginning after December 31, 1997.

     Further information concerning the tax treatment of your Plan transactions, please see the section of the Prospectus entitled Questions and Answers on Federal Tax Consequences.